AMENDMENT TO TOASTMASTER INC.
              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     THIS AMENDMENT to the Supplemental Executive Retirement Plan established effective March 1, 1994 (the "SERP") made and entered into this 26 day of August, 1998 by Toastmaster Inc. (the "Company");

     WHEREAS, a Change in Control of the Company may occur; and

     WHEREAS, the Company desires to amend the SERP effective
August 21, 1998;

     NOW, THEREFORE, the SERP shall be amended as follows:

          The following paragraphs shall be added to Article
          VIII:

          Notwithstanding anything to the contrary in the SERP, as amended, the following provisions shall be effective upon a Change in Control:

          In the event of a Change in Control, after the cessation of contributions to the Rabbi Trust and the contribution of additional monies to the three Secular Trusts, one for each Employee, as provided in Section 6.7 of the SERP, as amended, the Company shall cause all the assets of the Rabbi Trust to be transferred to the three Secular Trusts in appropriate amounts, the Rabbi Trust shall be terminated, and each Secular Trust shall be continued until the assets in each Secular Trust shall be distributed in full.

          After the Change in Control, the Company shall have no further liability under the SERP to make any Supplemental Benefit payment to an Employee or his spouse or designated beneficiary or pay any death benefit to an Employee or his spouse or designated beneficiary.

          The trustee of each Secular Trust shall pay to the Employee the Supplemental Benefit contemplated in the SERP to the extent possible by using the assets in the Secular Trust. The dollar amount of the monthly benefit to each employee shall be determined from time to time by the trustee which may consult with representatives of the Todd Organization in St. Louis, Missouri as to the appropriate dollar amount. It is intended that the dollar amount of the monthly benefit be such that each payment to each Employee will be relatively level in amount each month. The monthly benefit will commence at the time set forth in the SERP and shall not be accelerated by reason of a Change in Control. The last monthly benefit will occur after the death of the Employee and will be such that it will exhaust the assets in the Secular Trust after any fees and expenses.

          If the assets in the Secular Trust shall not be sufficient to pay the Supplemental Benefit contemplated in the SERP, there shall be no further liability by the Company or the trustee to pay such Supplemental Benefit.

          Unless otherwise defined herein, capitalized terms shall have the meanings given to them in the SERP.

     IN WITNESS WHEREOF, the Company has signed this Amendment and has caused this Amendment to be executed and attested by its duly authorized officers on the day first above written.

                                   TOASTMASTER INC.


                                   By: /s/ Daniel J. Stubler
                                      Its: President


ATTEST:


By: /s/ John E. Thompson
   Its: Executive V.P.

              EMPLOYEE CONSENT TO AMENDMENTS TO SERP


          1.   Definitions:

               a.   The terms "SERP", "Change of Control", "Rabbi
Trust", "Secular Trust" and "Company" shall have the meanings described in the SERP.

               b. The term "Amendments" means the amendment to the SERP dated October 22, 1997 and the amendment to the SERP dated August 24, 1998.

               c. The term "Life Insurance Policy" means the life insurance policy of which the undersigned is the insured, underwritten by Northwestern Mutual Life now held in the Rabbi Trust or held in the Secular Trust of which the Employee is the beneficiary.

          2. The SERP, effective as of the first day of March, 1994, amended October 22, 1997, has been further amended on August 24, 1998.

          3. I understand that the following will occur as a result of a Change in Control: Toastmaster Inc. will make a contribution to the Rabbi Trust which will be used by the trustee to pay a premium on the Life Insurance Policy held in the Rabbi Trust. Toastmaster Inc. will make a lesser contribution to the Secular Trust which will be used to pay a premium on the Life Insurance Policy held in the Secular Trust. These additional contributions to the two Trusts and additional payments of premiums are intended to cause the obligations to fund the vested accrued benefits to the date of Change in Control. The Life Insurance Policy held in the Rabbi Trust will be transferred to the Secular Trust of which I am the beneficiary.

               After the Change in Control the successor corporation will not make contributions to either the Rabbi Trust or the Secular Trust. The receipt of monthly benefits will not be accelerated by the Change in Control.

               Pursuant to section 7.1 of the SERP, I have a withdrawal right when the Company makes contributions to the Secular Trust of which I am a beneficiary. I hereby affirmatively release my right to make the withdrawal with respect to prior contributions to the SERP and to the Company's contribution at or near the time of Change in Control.

               I acknowledge that there will be no further benefits paid to me or my surviving spouse or other beneficiary from the SERP as amended other than as outlined above.

               The Company contributions to the Secular Trust constitute taxable income to me. As a result, the Company has adopted the practice of paying to me each year a bonus equal to the amount of federal and state income tax which I must pay because of the inclusion of taxable income. I understand that the Company will also pay to me a similar bonus for the amount of my additional federal and state income tax which is caused by the inclusion in my income of the value of the transfer of the Life
Insurance Policy from the Rabbi Trust to the Secular Trust and the contribution to the Secular Trust and a gross up payment for tax on such bonus, as addressed in more detail in the attached
Indemnification Agreement.

          4.   I hereby consent to such Amendments.



Dated:8-25-98                      /s/ Robert H. Deming
                                   Robert H. Deming


               The above is a correct interpretation of the SERP, the amendments and the Company practice of paying a bonus. The
Company's practice of paying a bonus was approved by the Compensation Committee of the Board and disclosed in proxy statements mailed to shareholders.



                                   TOASTMASTER INC.




Dated:8/25/98                      By /s/ John E. Thompson

              EMPLOYEE CONSENT TO AMENDMENTS TO SERP


          1.   Definitions:

               a.   The terms "SERP", "Change of Control", "Rabbi
Trust", "Secular Trust" and "Company" shall have the meanings described in the SERP.

               b. The term "Amendments" means the amendment to the SERP dated October 22, 1997 and the amendment to the SERP dated August 24, 1998.

               c. The term "Life Insurance Policy" means the life insurance policy of which the undersigned is the insured, underwritten by Northwestern Mutual Life now held in the Rabbi Trust or held in the Secular Trust of which the Employee is the beneficiary.

          2. The SERP, effective as of the first day of March, 1994, amended October 22, 1997, has been further amended on August 24, 1998.

          3. I understand that the following will occur as a result of a Change in Control: Toastmaster Inc. will make a contribution to the Rabbi Trust which will be used by the trustee to pay a premium on the Life Insurance Policy held in the Rabbi Trust. Toastmaster Inc. will make a lesser contribution to the Secular Trust which will be used to pay a premium on the Life Insurance Policy held in the Secular Trust. These additional contributions to the two Trusts and additional payments of premiums are intended to cause the obligations to fund the vested accrued benefits to the date of Change in Control. The Life Insurance Policy held in the Rabbi Trust will be transferred to the Secular Trust of which I am the beneficiary.

               After the Change in Control the successor corporation will not make contributions to either the Rabbi Trust or the Secular Trust. The receipt of monthly benefits will not be accelerated by the Change in Control.

               Pursuant to section 7.1 of the SERP, I have a withdrawal right when the Company makes contributions to the Secular Trust of which I am a beneficiary. I hereby affirmatively release my right to make the withdrawal with respect to prior contributions to the SERP and to the Company's contribution at or near the time of Change in Control.

               I acknowledge that there will be no further benefits paid to me or my surviving spouse or other beneficiary from the SERP as amended other than as outlined above.

               The Company contributions to the Secular Trust constitute taxable income to me. As a result, the Company has adopted the practice of paying to me each year a bonus equal to the amount of federal and state income tax which I must pay because of the inclusion of taxable income. I understand that the Company will also pay to me a similar bonus for the amount of my additional federal and state income tax which is caused by the inclusion in my income of the value of the transfer of the Life
Insurance Policy from the Rabbi Trust to the Secular Trust and the contribution to the Secular Trust and a gross up payment for tax on such bonus, as addressed in more detail in the attached
Indemnification Agreement.

          4.   I hereby consent to such Amendments.



Dated:8-25-98                      /s/Daniel J. Stubler
                                   Daniel J. Stubler


               The above is a correct interpretation of the SERP, the amendments and the Company practice of paying a bonus. The
Company's practice of paying a bonus was approved by the Compensation Committee of the Board and disclosed in proxy statements mailed to shareholders.



                                   TOASTMASTER INC.




Dated:8/25/98                      By /s/ John E. Thompson

              EMPLOYEE CONSENT TO AMENDMENTS TO SERP

          1.   Definitions:

               a.   The terms "SERP", "Change of Control", "Rabbi
Trust", "Secular Trust" and "Company" shall have the meanings described in the SERP.

               b. The term "Amendments" means the amendment to the SERP dated October 22, 1997 and the amendment to the SERP dated August 24, 1998.

               c. The term "Life Insurance Policy" means the life insurance policy of which the undersigned is the insured, underwritten by Northwestern Mutual Life now held in the Rabbi Trust or held in the Secular Trust of which the Employee is the beneficiary.

          2. The SERP, effective as of the first day of March, 1994, amended October 22, 1997, has been further amended on August 24, 1998.

          3. I understand that the following will occur as a result of a Change in Control: Toastmaster Inc. will make a contribution to the Rabbi Trust which will be used by the trustee to pay a premium on the Life Insurance Policy held in the Rabbi Trust. Toastmaster Inc. will make a lesser contribution to the Secular Trust which will be used to pay a premium on the Life Insurance Policy held in the Secular Trust. These additional contributions to the two Trusts and additional payments of premiums are intended to cause the obligations to fund the vested accrued benefits to the date of Change in Control. The Life Insurance Policy held in the Rabbi Trust will be transferred to the Secular Trust of which I am the beneficiary.

               After the Change in Control the successor corporation will not make contributions to either the Rabbi Trust or the Secular Trust. The receipt of monthly benefits will not be accelerated by the Change in Control.

               Pursuant to section 7.1 of the SERP, I have a withdrawal right when the Company makes contributions to the Secular Trust of which I am a beneficiary. I hereby affirmatively release my right to make the withdrawal with respect to prior contributions to the SERP and to the Company's contribution at or near the time of Change in Control.

               I acknowledge that there will be no further benefits paid to me or my surviving spouse or other beneficiary from the SERP as amended other than as outlined above.

               The Company contributions to the Secular Trust constitute taxable income to me. As a result, the Company has adopted the practice of paying to me each year a bonus equal to the amount of federal and state income tax which I must pay because of the inclusion of taxable income. I understand that the Company will also pay to me a similar bonus for the amount of my additional federal and state income tax which is caused by the inclusion in my income of the value of the transfer of the Life
Insurance Policy from the Rabbi Trust to the Secular Trust and the contribution to the Secular Trust and a gross up payment for tax on such bonus, as addressed in more detail in the attached
Indemnification Agreement.

          4.   I hereby consent to such Amendments.



Dated:8/25/98                      /s/ John E. Thompson
                                   John E. Thompson


               The above is a correct interpretation of the SERP, the amendments and the Company practice of paying a bonus. The
Company's practice of paying a bonus was approved by the Compensation Committee of the Board and disclosed in proxy statements mailed to shareholders.



                                   TOASTMASTER INC.




Dated:8/25/98                      By /s/ Daniel J. Stubler